UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                               ----------------

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                    Date of Report (Date of earliest Event
                           Reported): April 30, 2007

                        Alternative Loan Trust 2007-OA6
                        -------------------------------
                      (Exact name of the issuing entity)
          Commission File Number of the issuing entity: 333-140962-02

                                  CWALT, Inc.
                                  -----------
           (Exact name of the depositor as specified in its charter)
             Commission File Number of the depositor: 333-140962

                         Countrywide Home Loans, Inc.
                         ----------------------------
            (Exact name of the sponsor as specified in its charter)

              Delaware                                87-0698307
              --------                                ----------
    (State or Other Jurisdiction                   (I.R.S. Employer
 of Incorporation of the depositor)      Identification No. of the depositor)

4500 Park Granada
Calabasas, California                                    91302
---------------------                                  ---------
(Address of Principal                                  (Zip Code)
 Executive Offices of the depositor)

The depositor's telephone number, including area code (818) 225-3000
                                                      --------------

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8     Other Events
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Item 8.01     Other Events.
              ------------

On April 30, 2007, CWALT, Inc. (the "Company") entered into a Pooling and Servicing Agreement dated as of April 1, 2007 (the "Pooling and Servicing Agreement"), among the Company, as depositor, Countrywide Home Loans, Inc. ("CHL"), as a seller, Park Granada LLC, as a seller ("Park Granada"), Park Monaco Inc., as a seller ("Park Monaco"), Park Sienna LLC, as a seller ("Park Sienna" and, collectively with CHL, Park Granada and Park Monaco, the "Sellers"), Countrywide Home Loans Servicing LP, as master servicer (the "Master Servicer"), and The Bank of New York, as trustee (the "Trustee"), providing for the issuance of the Company's Mortgage Pass-Through Certificates, Series 2007-OA6. The Pooling and Servicing Agreement is annexed hereto as Exhibit 99.1. Capitalized terms not otherwise defined herein have the meanings ascribed to such terms in the Pooling and Servicing Agreement.

On April 30, 2007, Credit Suisse International, as swap counterparty (the "Counterparty") and The Bank of New York, as trustee of the Swap Trust (the "Swap Trustee"), entered into a 1992-ISDA Master Agreement (Multicurrency-Cross Border), a Schedule thereto and a Credit Support Annex thereto. The ISDA Master Agreement, Schedule and Credit Support Annex are annexed hereto as Exhibit 99.2, Exhibit 99.3 and Exhibit 99.4.

On April 30, 2007, Credit Suisse Management LLC entered into a novation confirmation (the "Novation Confirmation"), dated April 30, 2007, among Credit Suisse Management LLC, the Counterparty and the Swap Trustee, pursuant to which Credit Suisse Management LLC assigned all of its rights and delegated all of its duties and obligations under a certain old confirmation between Credit Suisse Management LLC and the Counterparty to the Swap Trustee. The Novation Confirmation is annexed hereto as Exhibit 99.5.

On April 30, 2007, the Company entered into a supplement to the Master Item 1115 Agreement (collectively, the "Item 1115 Agreement") dated as of November 28, 2006, by and among the Company, as depositor, CHL, CWMBS, Inc. ("CWMBS"), CWABS, Inc. ("CWABS"), CWHEQ, Inc. ("CWHEQ") and the Counterparty. The Item 1115 Agreement is annexed hereto as Exhibit 99.6.


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


Section 9     Financial Statements and Exhibits
---------     ---------------------------------

Item 9.01     Financial Statements and Exhibits.
              ---------------------------------

(a)  Financial statements of businesses acquired.
     ------------------------------------------

        Not applicable.

(b)  Pro forma financial information.
     -------------------------------

        Not applicable.

(c)  Shell Company Transactions.
     ---------------------------

(d)  Exhibits.
     ---------

Exhibit No.       Description
-----------

   99.1 The Pooling and Servicing Agreement, dated as of April 1, 2007, among the Company, the Sellers, the Master Servicer and the Trustee.

   99.2 The ISDA Master Agreement, dated as of April 30, 2007, by and between the Counterparty and the Swap Trustee.

   99.3 The Schedule to the ISDA Master Agreement, dated as of April 30, 2007, by and between the Counterparty and the Swap Trustee.

   99.4 The Credit Support Annex to the ISDA Master Agreement, dated as of April 30, 2007, by and between the Counterparty and the Swap Trustee.

   99.5 The Novation Confirmation, dated as of April 30, 2007, among Credit Suisse Management LLC, the Counterparty and the Swap Trustee.

   99.6 The Item 1115 Agreement, dated as of November 28, 2006, by and among the Company, CHL, CWMBS, CWABS, CWHEQ and the Counterparty.


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


                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the depositor has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    CWALT, INC.



                                    By: /s/ Darren Bigby
                                        ----------------
                                    Darren Bigby
                                    Vice President



Dated: May 16, 2007


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


                                 Exhibit Index
                                 -------------


Exhibit
-------

  99.1 The Pooling and Servicing Agreement, dated as of April 1, 2007, among the Company, the Sellers, the Master Servicer and the Trustee.

  99.2 The ISDA Master Agreement, dated as of April 30, 2007, by and between the Counterparty and the Swap Trustee.

  99.3 The Schedule to the ISDA Master Agreement, dated as of April 30, 2007, by and between the Counterparty and the Swap Trustee.

  99.4 The Credit Support Annex to the ISDA Master Agreement, dated as of April 30, 2007, by and between the Counterparty and the Swap Trustee.

  99.5 The Novation Confirmation, dated as of April 30, 2007, among Credit Suisse Management LLC, the Counterparty and the Swap Trustee.

  99.6 The Item 1115 Agreement, dated as of November 28, 2006, by and among the Company, CHL, CWMBS, CWABS, CWHEQ and the Counterparty.


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